SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 10, 2006
REMOTE DYNAMICS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-26140	51-0352879

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1155 Kas Drive, Suite 100, Richardson, Texas 75081
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 301-2000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant.
     On March 10, 2006, the Audit Committee of the Board of Directors of Remote Dynamics, Inc. (the “Company”) approved the engagement of, and the Company engaged, KBA GROUP LLC (“KBA”), to serve as the Company’s principal independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending August 31, 2006.
     During the Company’s two most recent fiscal years and through the date of this Form 8-K, the Company did not consult KBA with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events listed in Items 304 (a)(2)(i) and (ii) of Regulation S-K.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMOTE DYNAMICS, Inc.

J. Raymond Bilbao
President, Chief Operating Officer & Secretary
Date: March 15, 2006

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